                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint C. Scott Kulicke, his attorney to do any all acts, including the execution of documents, which said attorney, may deem necessary or advisable to enable Kulicke and Soffa Industries, Inc. (the "Company") to comply with the Securities Act of 1933 as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of Common Shares of the Company to be offered pursuant to the 1994 Employee Stock Option Plan of the Company, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 12th day of December, 1995.



                              /s/ James W. Bagley
                              ----------------------
                                  James W. Bagley

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint C. Scott Kulicke, his attorney to do any all acts, including the execution of documents, which said attorney, may deem necessary or advisable to enable Kulicke and Soffa Industries, Inc. (the "Company") to comply with the Securities Act of 1933 as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of Common Shares of the Company to be offered pursuant to the 1994 Employee Stock Option Plan of the Company, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 12th day of December, 1995.



                         /s/ Frederick W. Kulicke, Jr.
                         --------------------------------
                             Frederick W. Kulicke, Jr.

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint C. Scott Kulicke, his attorney to do any all acts, including the execution of documents, which said attorney, may deem necessary or advisable to enable Kulicke and Soffa Industries, Inc. (the "Company") to comply with the Securities Act of 1933 as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of Common Shares of the Company to be offered pursuant to the 1994 Employee Stock Option Plan of the Company, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 12th day of December, 1995.



                              /s/ John A. O'Steen
                              -----------------------
                                  John A. O'Steen

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint C. Scott Kulicke, her attorney to do any all acts, including the execution of documents, which said attorney, may deem necessary or advisable to enable Kulicke and Soffa Industries, Inc. (the "Company") to comply with the Securities Act of 1933 as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of Common Shares of the Company to be offered pursuant to the 1994 Employee Stock Option Plan of the Company, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal this 12th day of December, 1995.


                              /s/ Allison F. Page
                              --------------------------
                                  Allison F. Page

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint C. Scott Kulicke, his attorney to do any all acts, including the execution of documents, which said attorney, may deem necessary or advisable to enable Kulicke and Soffa Industries, Inc. (the "Company") to comply with the Securities Act of 1933 as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of Common Shares of the Company to be offered pursuant to the 1994 Employee Stock Option Plan of the Company, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 12th day of December, 1995.



                           /s/ MacDonell Roehm, Jr.
                           --------------------------
                               MacDonell Roehm, Jr.

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint C. Scott Kulicke, his attorney to do any all acts, including the execution of documents, which said attorney, may deem necessary or advisable to enable Kulicke and Soffa Industries, Inc. (the "Company") to comply with the Securities Act of 1933 as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of Common Shares of the Company to be offered pursuant to the 1994 Employee Stock Option Plan of the Company, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 12th day of December, 1995.



                          /s/ Larry D. Striplin, Jr.
                          -----------------------------
                              Larry D. Striplin, Jr.

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint C. Scott Kulicke, his attorney to do any all acts, including the execution of documents, which said attorney, may deem necessary or advisable to enable Kulicke and Soffa Industries, Inc. (the "Company") to comply with the Securities Act of 1933 as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under said Act of Common Shares of the Company to be offered pursuant to the 1994 Employee Stock Option Plan of the Company, including but not limited to the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, a registration statement on Form S-8 and any and all post-effective amendments thereto for filing with the Securities and Exchange Commission under the Securities Act of 1933 with respect to such securities, and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 12th day of December, 1995.



                             /s/ C. William Zadel
                             -----------------------
                                 C. William Zadel